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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



        Delaware                          1-6407                  75-0571592
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)



             One PEI Center                                     18711
       Wilkes-Barre, Pennsylvania                            (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

















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ITEM 5. OTHER EVENTS

Southern Union Company is filing this Current Report on Form 8-K in order to file certain material contracts relating to its wholly-owned subsidiary, Panhandle Eastern Pipe Line Company, LLC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

       10.1 2nd Supplemental Indenture dated as of March 27, 2000, among Panhandle Eastern Pipe Line Company, Issuer and Bank One Trust Company, National Association as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Registration Statement on Form S-4 filed on June 22, 2000; SEC file number 333-39850)

       10.2* 3rd Supplemental Indenture dated as of August 18, 2003, among Panhandle Eastern Pipe Line Company, LLC, Issuer and Bank One Trust Company, National Association as successor to NBD Bank, as Trustee.

* Filed herewith

         This report and other Company releases and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in our service territories; the impact of relations with labor unions of bargaining-unit union employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our subsidiaries' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SOUTHERN UNION COMPANY
                                           -----------------------
                                                 (Registrant)



Date:    September 30, 2003             By: /s/ DAVID J. KVAPIL
       -----------------------             -------------------------------------
                                            David J. Kvapil
                                            Executive  Vice  President and
                                            Chief  Financial Officer


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                                  EXHIBIT INDEX




Exhibit Number                          Description
--------------        ---------------------------------------------------------

       10.1 2nd Supplemental Indenture dated as of March 27, 2000, among Panhandle Eastern Pipe Line Company, Issuer and Bank One Trust Company, National Association as successor to NBD Bank, as Trustee. (Incorporated herein by reference to Panhandle Eastern Pipe Line Company's Registration Statement on Form S-4 filed on June 22, 2000; SEC file number 333-39850)


       10.2* 3rd Supplemental Indenture dated as of August 18, 2003, among Panhandle Eastern Pipe Line Company, LLC, Issuer and Bank One Trust Company, National Association as successor to NBD Bank, as Trustee.

       * Filed herewith